Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2024
Premises and Equipment
Summary of premises and equipment
(Dollars in thousands)
	2024	2023

Land	$4,365	4,373
Buildings and improvements	18,602	19,054
Furniture and equipment	21,600	20,607
Construction in process	103	532

Total premises and equipment	44,670	44,566

Less accumulated depreciation	(29,823)	(27,864)

Total net premises and equipment	$14,847	16,702